                          GREEN TREE FINANCIAL CORP.
                       NET INTEREST MARGIN TRUST 1995-A
                                  AUGUST 1997
                          PAYMENT September 15, 1997
              7.25% SECURITIZED NET INTEREST MARGIN CERTIFICATES

                               CUSIP# 393534AC6
                               Trust Account # 33-34309-0
                               Distribution Date: September 15,1997


Securitized Net Interest Margin
-------------------------------                                                Per $1,000
Certificates                                                                     Original
------------                                                                     --------
1.   Amount Available                                   1,972,597.62

Interest

2.   Aggregate Interest                                 1,125,919.00           3.65558117

3.   Amount Applied to:
     (a)  accrued but unpaid Interest

4.   Remaining:
     (a)  accrued but unpaid Interest

5.   Monthly Interest                                   1,125,919.00

Principal

6.   Current month's principal
     distribution                                         846,678.62           2.74895656

7.   Remaining outstanding principal
     balance                                          185,512,327.60          602.3127519
     Pool Factor                                           .60231275

8.   Present value of the projected remaining
     aggregate cashflows of the Finance I Assets
     and the Residual Assets, as of the immediately
     preceding Distribution Date                    204,906,994.07**

9.   Aggregate amount on deposit
     in reserve fund                                    7,500,000.00

10.  Subordinated Certificateholder payment
     (interest earnings on Reserve Fund,
     pursuant to Section 5.8)                              34,669.82

11.  Aggregate principal balance of
     loans refinanced by Green Tree
     Financial                                         11,728,633.26

                          GREEN TREE FINANCIAL CORP.
                       NET INTEREST MARGIN TRUST 1995-A
                                  AUGUST 1997
                          PAYMENT September 15, 1997
              7.25% SECURITIZED NET INTEREST MARGIN CERTIFICATES
                                    Page 2

                               CUSIP# 393534AC6
                          Trust Account # 33-34309-0
                     Distribution Date:September 15, 1997




12.  Weighted average CPR                                   15.06%

13.  Weighted average CDR                                    5.16%

14.  Annualized net loss percentage                          2.71%

15.  Delinquency       30-59 day                             1.55%

                       60-89 day                              .51%

                       90+ day                               1.10%

                       Total 30+                             3.16%

First Trust N.A. Paying Agent/Bondholder Relations (612) 973-6700

**Present value of the projected remaining cashflows is based on estimated future performance of the underlying loans. These projections are subject to ongoing evaluation based upon a number of factors, including historical performance. As such, this projected value may change periodically, not only as a result of actual experience but also as a result of revisions made to the assumptions upon which such projections are based.

The assumptions utilized in projecting this value are in the process of being re-assessed at the time of publication of this report. The amount shown represents the present value of projected remaining cashflows based on assumptions similar to those used in the previous period.

                          GREEN TREE FINANCIAL CORP.
                       NET INTEREST MARGIN TRUST 1995-A
                                  AUGUST 1997
                          PAYMENT September 15, 1997


                                                                               Fee Assets
                                       -------------------------------------------------------------------------------------
                                          Guarantee                             Inside                           Fee Asset
                                            Fees                                 Refi                              Total
                                       -------------                         -----------                       -------------
GTFC 1994-5                               142,029.66                           99,320.72                          241,350.38
GTFC 1994-6                                                                    92,189.99                           92,189.99
GTFC 1994-7                                24,605.34                           37,663.37                           62,268.71
GTFC 1994-8                                                                    84,630.17                           84,630.17
GTFC 1995-1                                                                   112,046.50                          112,046.50
GTFC 1995-2                                      .00                                 .00                                 .00
GTFC 1995-3                                                                   194,699.71                          194,699.71
GTFC 1995-4                               137,725.89                          150,131.36                          287,857.25
GTFC 1995-5                                     0.00                                 .00                                 .00
                                       -------------                         -----------                        ------------
                                          304,360.89                          770,681.82                        1,075,042.71


Total amount of Guarantee Fees and Inside
Refinance Payments                                                                                              1,075,042.71
Subordinated Servicing Fees                                                                                       606,699.97

Payment on Finance 1 Note                                                                                       1,681,742.68

Allocable to Interest (current)                                                                                   837,092.83

Allocable to accrued but unpaid Interest                                                                                 .00

Accrued and unpaid Trustee Fees                                                                                          .00

Allocable to Principal                                                                                            844,649.85

Finance 1 Note Principal Balance                                                                              137,708,646.02

                          GREEN TREE FINANCIAL CORP.
                       NET INTEREST MARGIN TRUST 1995-A
                                  AUGUST 1997
                          PAYMENT September 15, 1997


                                                                                 Inside
                                            Residual                              Refi                             Total
                                          -----------                        -----------                        ------------
GTFC 1994-5                                      .00                                 .00                                .00
GTFC 1994-6                                      .00                                 .00                                .00
GTFC 1994-7                                      .00                                 .00                                .00
GTFC 1994-8                                      .00                                 .00                                .00
GTFC 1995-1                                      .00                                 .00                                .00
GTFC 1995-2                                      .00                          135,499.74                         135,499.74
GTFC 1995-3                                      .00                                 .00                                .00
GTFC 1995-4                                      .00                                 .00                                .00
GTFC 1995-5                                      .00                          155,355.20                         155,355.20

                                          ----------------------------------------------------------------------------------
                                                 .00                          290,854.94                         290,854.94



Total Residual and Inside Refinance Payments                                                                     290,854.94